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 - ..• .-.' .· Investor Presentation April 2018

Safe Harbor Statement This presentation contains forward-looking statements about our current and presently expected performance trends, growth plans, business goals and other matters. These statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Acts”). These forward-looking statements include without limitation, statements with respect to our ability to: provide a differentiated experience to guests; deliver comparable sales growth; outperform the casual dining industry; deliver consistent financial performance; profitably expand our Company-owned restaurants domestically and in Canada, and work with our licensees to expand our concept internationally; maintain our broad consumer appeal and remain relevant to guests; attract and retain qualified management and other staff; leverage technology to drive sales and manage costs; maintain our unit economics; manage costs to support profitability; achieve our financial objectives including our long-term objective of 13% - 14% total return to shareholders, on average; produce sufficient finished bakery product to supply our restaurants and our licensees; expand consumer packaged goods licensing revenue; support the growth of the Fox Restaurant concepts; develop a fast casual concept; utilize capital effectively; continue to repurchase our shares and pay and grow the dividend; and all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. Forward-looking statements are not guarantees of future performance, and undue reliance should not be placed on such statements. These statements are based on our current expectations and involve known and unknown risks and uncertainties that may cause our actual results or performance to differ materially from those expressed or implied by such statements. Although we believe that the assumptions underlying forward-looking statements are currently reasonable, any of the assumptions could be incorrect or incomplete, and there can be no assurance that forward-looking statements will prove to be accurate. Forward-looking statements speak only as of today’s date, and we undertake no obligation to publicly update or revise any forward-looking statements to take into account or otherwise reflect subsequent events, corrections in underlying assumptions, or changes in circumstances arising after the date that the forward-looking statement was made, unless required to do so by law. Please see the full discussion of risks and uncertainties contained in our filings with the Securities and Exchange Commission, including our latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.sec.gov. The Private Securities Litigation Reform Act of 1995 provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this presentation are made pursuant to the Act. 2

 A Compelling Investment Opportunity •Highly differentiated concepts delivering a unique guest experience •Diversified growth drivers •Sustained track record of consistent financial performance •Robust cash flow to support growth and maximize shareholder value 3

 Company Overviewand KeyCompetitive Advantages4

 Our Global Footprint High quality, high profile locations worldwide Toronto Company-Owned: 214 Lebanon (1) Bahrai n (1) Kuwait (3) Qatar (3) Beijing Shanghai Saudi Arabia (1) UAE (5) Hong Kong Guadalajara Mexico City (2) Company-Owned 199 13 2 International - Licensed Middle East14 Mexico3 China, Including Hong Kong3 5

 International Licensed Presence Guadalajara Shanghai Dubai Festival CityAbu Dhabi 6

 The Cheesecake Factory - A Highly Differentiated Concept Leader in Menu Innovation Ambiance, Service and Hospitality Best-in-Class Operational Execution Integrated Bakery 7

 Industry Leader in Menu Innovation Breadth of Menu Is a Key Competitive Advantage Quality •250 menu items made fresh from scratch in-house Relevance •No veto vote – something for everyone across price points •Menu updated twice a year Performance •Drives sales •Continued market share gains Profit •Increases sales at full margin 8

 Dining With Us Is an Experience Ambiance, Service and Hospitality Drive Sales 9

 Leveraging Technology to Drive Sales Delivery Online Ordering New Guest Satisfaction Platform 10

 Integrated Bakery – The “Cheesecake” Magic Industry-Leading Dessert Sales 16% •Produces over 70 cheesecakes and other baked desserts •Enables creativity and quality control 11

Broad Consumer Appeal 2017 #1 Food Quality A division of Vice Media LLC $10.6 Highest Unit Volumes ($ in millions) With a Moderate Average Check $32 $8.3$8.1 $5.6 $5.0$4.7 $3.4$3.3$3.0$2.9 $28 $25 $22$22$21$21 $18$17 $15 Maggianos Yard BJ'sTexas Olive Outback LongHorn Bonefish Carrabbas Yard Maggianos Bonefish OutbackCarrabbas LongHorn Olive Texas BJ's House Roadhouse Garden House Garden Roadhouse Source: Latest SEC filings and company presentations12

Strong Consumer Engagement Across Channels 5M+ fans It takes more than 30 minutes to prepare a small batch of our Sake Butter Sauce, and that’s just one of dozens of sauces that we prepare fresh in-house every day. 375K followers 640K followers Millions of Viewers 13

 Capitalizing on the Power of the Brand The Cheesecake Factory At HomeTM 14

 Best-in-Class Operational Execution Dual Management Structure Above 4-Walls Average Tenure by Position Industry-Leading Retention ---------Area Director of Operations GMGMGMGMGMGM ---------Area Kitchen Operations Manager EKMEKMEKMEKMEKMEKM Senior VP of Operations Regional Vice President Area Director of Operations Area Kitchen Operations Manager General Manager Executive Kitchen Manager 29 years 20 years 19 years 17 years 12 years 12 years FORTUNE and FORTUNE 100 Best Companies to Work For® are registered trademarks of Time Inc. and are used under license. From FORTUNE Magazine, March 1, 2018 ©2018 Time Inc. Used under license. FORTUNE and Time Inc. are not affiliated with, and do not endorse products or15 services of, The Cheesecake Factory Incorporated.

 Leveraging Technology to Manage Costs Market-Based Labor Analytics Kitchen Management System Automated Production Call Dashboards 16

 Diversified GrowthDrivers 17

 The Cheesecake Factory – Returns-Focused Growth Opportunity for 300 Domestic & 8 - 10 Canadian Locations Over Time Average Unit Economics* Sales $10.6 ~18% $8+ 20% - 25% EBITDA % Cash Capex Investment Cash-on-Cash Return •Focused on premier locations – high street, lifestyle centers and A malls •Infill and new markets •Target 7,500 – 10,000 sq. ft. * Illustrative example of target returns for new restaurant openings.18

The Cheesecake Factory – Expanding International Licensed Presence •Continued expansion within current geographies •Potential for additional geographies with current licensees •Opportunity to add licensees and territories +1¢ Per Restaurant in EPS, on Average $0 Capital Expenditure 19 Shanghai

 …CAKE 2022 •Multi-concept with segment, price point/occasion, real estate and labor model diversification •Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise Illustrative Unit Growth Roadmap Potential Acq. 1* Incremental Growth Opportunities Potential Acq. 2* Internal fast casual Near-Term20192021 *Represent two of Fox Restaurant Concepts’ high-growth brands that the Company has made minority investments in. Long-Term Unit Growth Potential ~20 units per year 20

 CAKE 5-Year Plan Top-Line Growth Drivers Comparable Sales Growth~1% - 2% Unit Growth~5% Total Top-Line Growth6% - 7% 2022 Financial Targets Revenues~$3 billion Net Income Margin 6%+ EPS$4.50 ROIC15%+ 21

 Creating Value for Shareholders Long-Term Objective: 13% - 14% Total Return to Shareholders, on Average (EPS + Dividend) Total Return to Shareholders Company-Owned Restaurants~6% - 7% Comparable Sales Growth ~1% - 2% Unit Growth~5% International Licensed~2% Share Repurchases~3% Dividend~2% 22

 TrackRecordofConsistent FinancialPerformance 23

 Continuing to Outperform the Industry Comparable Sales - Historical 2-year Stack 20112012201320142015201620171Q18 4.0%4.2% 2.0% 3.3% 2.6% 4.1% 3.8% 2.4% 1.0% 0.8% 0.4% (0.9)% (0.4)% (0.8)% (1.6)% (2.2)% Knapp-Track Index 24

 Leveraged Sales and Managed Costs to Support Profitability Adjusted Earnings Per Share* $1.42 $1.64 $1.88 $2.10 $1.97 $2.37 $2.83 $2.60 20102011201220132014201520162017 *Please see Appendix for GAAP to non-GAAP reconciliations.25

Our Restaurants Generate Significant Cash Flow Free Cash Flow and Strong Balance Sheet Provide Significant Financial Flexibility ($ millions) $158 $128 $120 $112$107 $135 $94 $100 $44 201020112012201320142015201620171Q18 Free cash flow defined as cash flow from operations less capital expenditures/investments. Please see Appendix for GAAP to non-GAAP reconciliations and 26 for an explanation regarding an accounting reclassification for prior years.

Effective Capital Allocation Supports Our Financial Objectives $1+ Billion in Share Repurchases Reducing WASO 3% Per Year Committed to Continuing to Grow Dividend 60,446 ($ millions) $172 $13 $101 $27 $184 $30$36 $109 $141 $42 $146 48,152 $50 $123 $52 $42 $77$86$106$114 $154$158$139 20102011201220132014201520162017 Capex / InvestmentShare RepurchasesDividendWASO 27

 Disciplined, Returns-Focused Growth Has Paid Off Return on Invested Capital (ROIC) 17% 13% 13% 14% 15% 14% 15% 15% 20102011201220132014201520162017 ROIC = NOPAT / Average invested capital NOPAT = Income from operations excluding non-recurring expenses (-) income tax provision Invested Capital = Property and equipment + long-term assets + net working capital (-) cash and cash equivalents28

 2018 Outlook 2018E Company-Owned Restaurant OpeningsAs many as 4 - 6 International Licensed Restaurant OpeningsAs many as 4 Comparable Sales1% – 2% Adjusted EPS$2.62 - $2.74 Free Cash Flow~$150 million 2018 guidance provided April 25, 2018.29

 A Compelling Investment Opportunity •Highly differentiated concepts delivering a unique guest experience •Diversified growth drivers •Sustained track record of consistent financial performance •Robust cash flow to support growth and maximize shareholder value 30

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 Non-GAAP Reconciliation In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present diluted net income per share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the company’s financial results in accordance with GAAP. The company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results. 32

 Non-GAAP Reconciliation The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in thousands, except per share data) Fiscal Year - Partial IRS settlement (2) - (1,506) - - - - - - - Unwinding of interest rate collars (3) 4,425 - - - - - - - - Proceeds from variable life insurance contract (4) - - (419) - - - - - Adjusted net income (non-GAAP) $ 86,138 $ 95,142 $ 103,726 $ 114,019 $ 101,694 $ 120,130 $ 139,562 $ 125,073 Diluted net income per share (GAAP) After-tax impact from: $ 1.35 $ 1.64 $ 1.78 $ 2.10 $ 1.96 $ 2.30 $ 2.83 $ 3.27 - Impairment of assets and lease terminations - 0.02 0.11 (0.01) 0.01 0.07 0.00 0.13 - Partial IRS settlement - (0.03) - - - - - - - Unwinding of interest rate collars 0.07 - - - - - - - - Proceeds from variable life insurance contract - - (0.01) - - - - - - Deferred tax revaluation - - - - - - - (0.80) Adjusted diluted net income per share (non-GAAP) (6) $ 1.42 $ 1.64 $ 1.88 $ 2.10 $ 1.97 $ 2.37 $ 2.83 $ 2.60 (1) The pre-tax amounts associated with these items in fiscal 2011, 2012, 2013, 2014, 2015, 2016 and 2017 were $1,547, $9,536, $(561), $696, $6,011, $114 and $10,343, respectively, and were recorded in impairment of assets and lease terminations. (2) The pre-tax amounts associated with this item were $719 and $1,075 and were recorded in interest and other (expense)/income, net and income tax provision, respectively. (3) The pre-tax amount associated with this item was $7,376 and was recorded in interest expense. (4) This item is non-taxable and is recorded in interest and other (expense)/income, net. (5) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017.33 (6) Adjusted diluted net income per share may not add due to rounding.

 Non-GAAP Reconciliation The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions) Fiscal Year (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activities to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011 and 2010 have been adjusted to conform to the current year presentation. 34